                                                                    Exhibit 10.2

                                 PROMISSORY NOTE

$10,000,000.00                   Houston, Texas                 January 14, 2003

     FOR VALUE RECEIVED, the undersigned, CONCORD TECHNOLOGIES, LP, a Texas limited partnership, GEOSPACE ENGINEERING RESOURCES INTERNATIONAL, LP, a Texas limited partnership, GEO SPACE, LP, a Texas limited partnership, OYO INSTRUMENTS, LP, a Texas limited partnership and OYOG OPERATIONS, LP, a Texas limited partnership, jointly and severally ("Maker"), hereby promise to pay to the order of SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at Five Post Oak Park, 4400 Post Oak Parkway, Houston, Harris County, Texas, or such other address as may be designated by Payee, in lawful money of the United States of America, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00). Maker promises to pay interest on the outstanding principal balance of this note (this "Note") from day to day remaining, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate as defined in the Loan Agreement (hereinafter defined), or (b) the Applicable Rate as defined in the Loan Agreement. The principal balance hereof and all accrued and unpaid interest thereon shall be due and payable as provided for in the Loan Agreement.

     This Note is Note-A provided for in the Loan Agreement dated as of February 16, 2001, between Maker and Payee, as amended by First Amendment to Loan Agreement dated as of February 17, 2001, Second Amendment to Loan Agreement dated as of January 15, 2002 and Third Amendment to Loan Agreement dated as of January 14, 2003 (such Loan Agreement, as so amended and as it may be further amended is referred to herein as the "Loan Agreement").

     This Note evidences Maker's obligations pursuant to the Loan Agreement to repay to Payee all Advances-A made by Payee to Maker pursuant to the Loan Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Loan Agreement.

     This Note is secured as provided in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the payment and prepayment hereof, the acceleration of the maturity hereof, and definitions of terms used and not otherwise defined in this Note.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law,
(a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     If default occurs in the payment of principal or interest under this Note and the applicable period for cure provided in the Loan Agreement has expired, or upon the occurrence of any other Event of Default, as such term is defined in the Loan Agreement, the holder hereof may during the continuation of such Event of Default, at its option, (a) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, (b) foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, (c) offset against this Note any sum or sums owed by the holder hereof to Maker and (d) take any and all other actions available to Payee under this Note, the Loan Agreement, the other Loan Documents (as such term is defined in the Loan Agreement) at law, in equity or otherwise. Failure of the holder hereof to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This Note is in renewal and extension of, but not in discharge or novation of, the indebtedness and obligations evidenced by that certain promissory note in the original principal amount of $10,000,000.00, dated January 15, 2002, executed by Maker and payable to the order of Payee, which was executed in renewal and extension of, but not in discharge or novation of, the indebtedness and obligations evidenced by that certain promissory note in the original principal amount of $10,000,000.00, dated February 16, 2001, executed by Maker and payable to the order of Payee.


                                             CONCORD TECHNOLOGIES, LP

                                             By: OYOG, LLC, its general partner


                                                 By:  /s/ Thomas T. McEntire
                                                    ----------------------------
                                                        Thomas T. McEntire
                                                        Vice President and
                                                        Chief Financial Officer

                                             GEOSPACE ENGINEERING RESOURCES
                                             INTERNATIONAL, LP

                                             By: OYOG, LLC, its general partner


                                                 By:  /s/ Thomas T. McEntire
                                                    ----------------------------
                                                      Thomas T. McEntire
                                                      Vice President and
                                                      Chief Financial Officer


                                             GEO SPACE, LP

                                             By: OYOG, LLC, its general partner


                                                 By:  /s/ Thomas T. McEntire
                                                    ----------------------------
                                                      Thomas T. McEntire
                                                      Vice President and
                                                      Chief Financial Officer


                                             OYO INSTRUMENTS, LP

                                             By: OYOG, LLC, its general partner


                                                 By:  /s/ Thomas T. McEntire
                                                    ----------------------------
                                                      Thomas T. McEntire
                                                      Vice President and
                                                      Chief Financial Officer

                                             OYOG OPERATIONS, LP

                                             By: OYOG, LLC, its general partner


                                                 By:  /s/ Thomas T. McEntire
                                                    ----------------------------
                                                      Thomas T. McEntire
                                                      Vice President and
                                                      Chief Financial Officer